CREDIT LINE AGREEMENT

Principal - Credit Limit	Loan Date	Interest
$250,000	December 27, 2018	6% per annum compounded monthly

Borrower:	Cell MedX Corp. 123 W. Nye Ln, Suite 446 Carson City, NV 89706	Lender:	Richard N. Jeffs 11750 Fairtide Road Ladysmith, BC V9G 1K5

CREDIT LIMIT:	USD$250,000
EFFECTIVE DATE:	December 27, 2018

Introduction. This Credit Line Agreement (the “Agreement”) governs the Borrower's line of credit (the “Credit Line”) issued by the Lender. The Borrower and the Lender hereby acknowledge the preliminary advance of US$100,000 against the Credit Line drawn by the Borrower on December  20, 2018 (the “Initial Advance”), which has been previously advanced by the Lender pursuant to a term sheet dated for reference December 13, 2018, and approved by the Borrower’s Board of Directors on December 13, 2018. Both the Borrower and the Lender further acknowledge and agree that the Initial Advance shall be governed by the terms and conditions of this Agreement.

The Borrower agrees to the following terms and conditions:

Promise to Pay. The Borrower promises to pay the Lender the total of all credit advances, together with all interest, costs and expenses for which the Borrower is responsible under this Agreement. The Borrower will pay the Credit Line according to the payment terms set forth below.

Term. The term of the Credit Line will begin as of the date of this Agreement (“Opening Date”) and will continue until demand to repay the Credit Line is made by the Lender (“Maturity Date”). All indebtedness under this Agreement, if not already paid, will be due and payable upon maturity.

Repayment. All outstanding principal and accrued interest hereunder shall be repaid in cash upon the demand. The Credit Line is payable in full upon maturity in a single balloon payment and upon maturity the Borrower must pay the entire outstanding principal, interest and any other chargers then due.

Application of the Borrower's Payments. Unless otherwise agreed or required by applicable law, payments and other credits will be applied first to interest accrued through the date the payment is made, then to charges or fees owed under the Credit Line, and then to the unpaid principal balance.

Receipt of Payments. All payments shall be in lawful money of the U.S.A and must be received by the Lender at the remittance address shown above, unless the Borrower is notified of such other address. Payments received prior to 1:00 p.m. on any business day will be credited to the Credit Line as of the date received.

Credit Limit. This Agreement covers a line of credit for the principal amount of up to Two Hundred Fifty Thousand Dollars (USD$250,000), which will be the Borrower's credit limit (the “Credit Limit”) under this Agreement. Borrower may borrow against the Credit Line, and repay any portion of the amount borrowed at any time.

Interest Rate. Interest shall accrue on the outstanding principal balance hereof, up to and including the maximum amount available under the Credit Line, at an annual rate of 6%. Notwithstanding anything to the contrary herein, the liability of the Borrower for payment of interest under this Agreement shall not exceed the maximum amount permitted by law, and if any payment by the Borrower includes interest in excess of such maximum amount, the Lender shall apply such excess to the reduction of principal or, if none is due, such excess shall be refunded to the Borrower. Interest shall be calculated and compounded monthly not in advance from and including the Effective Date (for an effective rate of 6.2% per annum).

Setup Fee. The Borrower acknowledges that this Credit Line is subject to one-time setup fee of USD$25,000 (the “Setup Fee”), which the Setup Fee will not reduce the credit limit, however, which will accumulate interest at the same rate as the funds drawn onto the Credit Line as of the Effective Date of this Agreement. In addition, the Setup Fee will not be included in the calculation of the vested portion of the Warrants (as defined below).

Right to Credit Advances. After the Effective Date, the Lender will honor the Borrower's  requests  for  credit advances up to the Credit Limit so long as: (A) the Borrower is not in default under the terms of this Agreement; (B) this Agreement has not been terminated or suspended; and (C) the Credit Line has not been cancelled as provided herein.

Default. We may declare the Borrower to be in default if any one or more of the following events occur: (A) the Borrower fails to make a payment when due; (B) the Borrower makes an assignment or sale of substantially all of its assets; (C) the Borrower violates any provision of this Agreement; (D) any garnishments, attachment, or execution is issued against any material asset owned by the Borrower; (E) the Borrower exceeds the Credit Limit; or (H) the Borrower files for bankruptcy or other insolvency relief, or an involuntarily petition under the provisions of the Bankruptcy Code is filed against the Borrower.

Lender's Rights. If the Borrower is in default, the Lender may terminate or suspend the Credit Line without prior notice. However, the Lender will notify the Borrower in writing of the Lender’s action as soon as possible.

Suspension. If the Lender terminates the Credit Line, the Borrower will lose the right to obtain further credit advances. However, all other terms of this Agreement will remain in effect and be binding upon the Borrower.

Prepayment. The Borrower may repay all or any amount owing under this Credit Line together with accrued interest and any other fees at any time without penalty. If the Borrower makes a partial payment, the Lender may accept the payment without losing any of the Lender’s rights under this Agreement, and the Borrower will remain obligated to pay any further amount owed to the Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to the Lender at the address listed above.

Transfer or Assignment.  The Borrower's obligations under this Agreement are onerous on the Borrower only and cannot be transferred or assigned.

Share Purchase Warrants. As additional consideration to the Lender for the Credit Line, the Borrower shall, upon execution of this Agreement, issue to the Lender non-transferrable share purchase warrants (the “Warrants”) to purchase up to 5,000,000 shares of the Borrower’s Common Stock during the period expiring at 5:00PM Pacific Time on the third anniversary of the Effective Date and exercisable at $0.05 per share, which Warrants shall vest at 20 warrants for every USD$1 drawn onto the Credit Line. The Warrants shall be in the form attached as Schedule “B” to this Agreement.

In addition, in recognition of USD$124,148 (which the amount consists of USD$115,964 in principal and USD$8,184 in accrued interest as of the date of this Agreement) the Lender has advanced to the Borrower under separate loan agreements, the Borrower shall issue to the Lender non-transferrable share purchase warrants (the “Additional Warrants”) to purchase up to 2,482,960 shares of the Borrower’s Common Stock during the period expiring at 5:00PM Pacific Time on the third anniversary of the Effective Date and exercisable at $0.05 per share, which Additional Warrants shall vest immediately and shall be in the form attached as Schedule “C” to this Agreement.

Warrants Non-Transferrable.  The Warrants and the Additional Warrants shall not be transferrable except with the prior written consent of the Borrower (which consent may be withheld or delayed for any or no reason as determined by the Borrower in its sole and absolute discretion).

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Notwithstanding the forgoing, the Lender shall be permitted to transfer the Warrants and the Additional Warrants to an Affiliate of the Lender without the prior consent of the Borrower, provided that such transfer is completed in a transaction or as part of a transaction that does not require registration under the Securities Act or any applicable state securities laws and the Lender provides the Borrower with an opinion of legal counsel to such effect, which opinion shall be of substance and form, and such legal counsel shall be of such standing, as is reasonably satisfactory to the Borrower.

No Short Sales.  For so long as any of the Warrants are outstanding, the Lender hereby agrees that he shall not, and shall not permit any Affiliate of the Lender to:

(a)

Engage in any short sales of any shares of any class of the Borrower’s capital stock;

(b)

Cause any other person, entity or group to engage in any short sales of any shares of any class of the Borrower’s capital stock; or

(c)

Otherwise act in concert, or in common enterprise, with any other person, entity or group with respect to engaging in short sales of any shares of any class of the Borrower’s common stock.

Warrant Exercise in Case of Private Placement Financing. In the event that the Borrower closes a Private Placement Financing while the warrants are outstanding the Lender will be required to either exercise that number of Warrants that have vested and all of the Additional Warrants, or the Warrants and Additional Warrants will be cancelled unexercised.

US Restricted Securities.  The Lender acknowledges that the Securities will be “restricted securities” within the meaning of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) and will be issued to the Lender in accordance with Regulation S of the Securities Act.

US Restrictions on Transfer. Subject to such further restrictions on transfer as set out in the Warrants and Additional Warrants, the Lender agrees to resell or transfer the Warrants and the Warrant Shares as well as Additional Warrants and Additional Warrant shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable state securities laws.  The Lender further agrees that the Borrower will refuse to register any transfer of the Warrants and the Warrant Shares as well as the Additional Warrants and Additional Warrant Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in each case in accordance with any other applicable securities laws.

US Legend.  The Lender acknowledges and agrees that all certificates representing the Warrants and the Warrant Shares as well as Additional Warrants and Additional Warrant Shares will be endorsed with a restrictive legend substantially similar to the following in accordance with Regulation S of the Securities Act or such similar or other legends as deemed advisable by the lawyers for the Borrower to ensure compliance with the Securities Act and any other applicable laws or regulations:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

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The Lender acknowledges and agrees that in addition to the Regulation S legend described above, all certificates representing the Warrants and the Warrant Shares as well as Additional Warrants and Additional Warrant Shares will be endorsed with any applicable local legends.

Acknowledgement of Canadian Resale Restrictions.  The Lender acknowledges and agrees that the Borrower is an “OTC reporting issuer” as that term is defined in MI 51-105, and that the Agreement, the Warrants and the Warrant Shares as well as Additional Warrants and Additional Warrant Shares (the Agreement, the Warrants and the Warrant Shares as well as Additional Warrants and Additional Warrant Shares are referred to as the “Securities”) will be issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Lender further acknowledges and agrees that the Securities may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105, the Lender will, and will cause his Affiliates to, comply with such conditions in making any trade of the Securities in or from a jurisdiction in Canada and the Borrower will refuse to register any transfer of the Securities made in connection with a trade of the Securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.  Notwithstanding the generality of the forgoing, as of the date hereof, MI 51-105 generally provides that the Securities may not be traded in or from a jurisdiction in Canada unless the following conditions have been met:

(a)

A four month period has passed from the later of (i) the date that the Borrower distributed the Securities, and (ii) the date the Securities were distributed by a control person of the Borrower;

(b)

The Lender has held the Securities for at least six months;

(c)

The number of Securities that the Lender proposes to trade, plus the number of securities of the same class that the Lender has traded in the preceding 12 months, does not exceed 5% of the Borrower’s outstanding securities of the same class;

(d)

The trade is made through an investment dealer registered in a jurisdiction in Canada;

(e)

The investment dealer executes the trade through any of the over-the-counter markets in the United States;

(f)

There has been no unusual effort made to prepare the market or create a demand for the Securities;

(i)

No extraordinary commission or other consideration is paid to a person for the trade;

(g)

If the person trading the Securities is an insider of the Borrower, the person reasonably believes that the Borrower is not in default of securities legislation; and

(h)

All certificates representing the Securities bear the Canadian restrictive legend set out in Section 13(1) of MI 51-105.

No Intention to Trade in Canada. As of the date hereof, the Lender represents and warrants to the Borrower that he does not presently intend to trade the Securities in or from a jurisdiction in Canada.  If, after the date hereof, the Lender does intend to trade the Securities in or from a jurisdiction in Canada, he will, prior to any such trade, and in addition to complying with the provisions of this Agreement, re-submit all certificates representing the Shares to the Borrower for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates.

Jury Waiver. The Lender and the Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either the Lender or the Borrower against the other.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

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Severability. If any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality or enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

Miscellaneous. The rights and obligations under this Agreement of the Borrower and the Lender shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. If any one or more of the obligations of the Borrower under this Agreement or any provision hereof is held to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of the Borrower and the remaining provisions shall not in any way be affected or impaired; and the invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of such obligations or provisions in any other jurisdiction. Time is of the essence under this Agreement and in the performance of every term, covenant and obligation contained herein.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

Cell MedX Corp. By: /s/ Frank McEnulty Name: Frank McEnulty Title: CEO	/s/ Richard Norman Jeffs RICHARD NORMAN JEFFS

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SCHEDULE “A”

CREDIT LINE AGREEMENT

DATED DECEMBER 27, 2018

ADVANCES TAKEN

Date of Advance	Advance Taken	Credit Limit
Opening Balance		$250,000
December 20, 2018	$100,000	$150,000

SCHEDULE “B”

CREDIT LINE AGREEMENT

DATED DECEMBER 27, 2018

FORM OF WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES AND WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

CELL MEDX CORP.

A NEVADA CORPORATION

COMMON STOCK PURCHASE

WARRANT CERTIFICATE NUMBER <Warrant No.>

<EFFECTIVE DATE>

1.

Issuance

THIS IS TO CERTIFY THAT, for value received, <Name> of <Address> (the “Holder”), shall have the right to purchase from CELL MEDX CORP., a Nevada corporation (the “Corporation”), <Number of Shares>  (<Number of Shares, written out>) fully paid and non-assessable shares of the Corporation’s common stock (the “Common Stock”), subject to further adjustment as set forth in Section 4 hereof, at an exercise price of $<Price> per share (the "Exercise Price") any time until 5:00 P.M., Pacific time, on the <Expiry Date> (the “Expiration Date”), provided however that the Corporation shall be entitled to accelerate the expiry of this Warrant to the date that is 10 days following the date a notice is provided to the holder (the “Notice”) announcing the accelerated Expiry Date in the event that the Corporation closes a private placement financing at a minimum $<Price> per share prior to <Expiry Date>  (an “Acceleration Event”).  If an Acceleration Event occurs and the Corporation wishes to accelerate the Expiry Date on the foregoing terms, the Corporation must provide a written notice to the Holder no later than 5 business days from the date of an Acceleration Event. In the event of an acceleration of the Expiry Date in accordance with the foregoing, all references to Expiry Date shall be deemed modified accordingly.

2.

Terms Subject to Credit Line Agreement

This Warrant is subject to the terms and conditions set out in that credit line agreement between the Corporation and Richard Norman Jeffs (the “Lender”) dated effective as of <Effective Date>, as may be amended from time to time by the parties thereto (the “Credit Line Agreement”), which terms and conditions are incorporated by reference herein.  In the event that the provisions of this Warrant are inconsistent or conflict with the terms and conditions set out in the Credit Line Agreement, the terms and conditions of the Credit Line Agreement shall govern and be binding upon the Company and the Holder.  Unless otherwise defined herein, capitalized terms used in this Warrant shall have the meaning set forth in the Credit Line Agreement.  A copy of the Credit Line Agreement, including, without limitation, any and all amendments thereto, may be obtained by the Holder from the Company.

CELL MEDX CORP.

Common Stock Purchase Warrant

Certificate <Warrant No>

3.

Vesting Terms

This Warrant is subject to vesting terms whereby the Holder is entitled to exercise that number of warrant shares that is equivalent to 20 Common Shares of the Corporation for every USD$1 (One) dollar drawn onto the Credit Line.

4.

Warrant Non-Transferrable

This Warrant shall be not be transferrable except with the prior written consent of the Corporation (which consent may be withheld or delayed for any or no reason as determined by the Corporation in its sole and absolute discretion). Notwithstanding the forgoing, the Holder shall be permitted to transfer the Warrants to an Affiliate of the Lender without the prior consent of the Corporation, provided that such transfer is completed in a transaction or as part of a series of transactions that does not require registration under the Securities Act or any applicable state securities laws and the Lender provides the Corporation with an opinion of legal counsel to such effect, which opinion shall be of substance and form, and such legal counsel shall be of such standing, as is reasonably satisfactory to the Corporation.

5.

Exercise of Warrants

This Warrant is exercisable in whole or in partial allotments of no less than 1,000 shares at the Exercise Price per Share payable hereunder, payable in cash or by certified or official bank check.  Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the Shares purchased, the Holder shall be entitled to receive a certificate or certificates for the Shares so purchased.

6.

Reservation of Shares

The Corporation hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of Shares as shall be required for issuance upon exercise of this Warrant (the “Warrant Shares”).

7.

Mutilation or Loss of Warrant

Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Corporation will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

8.

Rights of the Holder

The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Corporation, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Corporation except to the extent set forth herein.

9.

Protection Against Dilution

The Exercise Price and the number of shares which can be purchased by the Holder upon the exercise of this Warrant shall be subject to adjustment in the events and in the manner following:

(1)

If and whenever the shares at any time outstanding shall be, subdivided into a greater or consolidated into a lesser, number of shares, the Exercise Price shall be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation, the number of shares which can be purchased upon the exercise of this warrant certificate shall be increased or decreased proportionately as the case may be.

2

CELL MEDX CORP.

Common Stock Purchase Warrant

Certificate <Warrant No>

(2)

In case of any capital reorganization or of any reclassification of the capital of the Corporation or in case of the consolidation, merger or amalgamation of the Corporation with or into any other company, this Warrant shall after such capital reorganization, reclassification of capital, consolidation, merger or amalgamation confer the right to purchase the number of shares or other securities of the Corporation or of the Corporation resulting from such capital reorganization, reclassification, consolidation, merger or amalgamation, as the case may be, to which the Holder of the shares deliverable at the time of such capital reorganization, reclassification of capital, consolidation, merger or amalgamation, upon the exercise of this Warrant would have been entitled. On such capital reorganization, reclassification, consolidation, merger or amalgamation appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder of this Warrant so that the provisions set forth herein shall thereafter be applicable as nearly as may reasonably be in relation to any shares or other securities thereafter deliverable on the exercise of this Warrant.

(3)

The rights of the Holder evidenced hereby are to purchase shares prior to or on the date set out on the face of this Warrant. If there shall, prior to the exercise of any of the rights evidenced hereby, be any reorganization of the authorized capital of the Corporation by way of consolidation, merger, subdivision, amalgamation or otherwise, or the payment of any stock dividends, then there shall automatically be an adjustment in either or both of the number of shares which may be purchased pursuant hereto or the price at which such shares may be purchased so that the rights evidenced hereby shall thereafter as reasonably as possible be equivalent to those originally granted hereby. The Corporation shall have the sole and exclusive power to make such adjustments as it considers necessary and desirable.

(4)

The adjustments provided for herein in the subscription rights represented by this Warrant are cumulative.

10.

Transfer to Comply with the Securities Act and Other Applicable Securities Legislation

This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) and have been issued to the Holder pursuant to Regulation S of the Securities Act on the representations of the Holder in a subscription agreement executed by the Holder in favor of the Corporation.  Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act relating to such security or an opinion of counsel reasonably satisfactory to the Corporation that registration is not required under the Securities Act.  Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Corporation, setting forth the restrictions on transfer contained in this Section.  The Holder understands that this Warrant and the Warrants Shares constitute “restricted securities” as defined in Rule 144.  By acceptance of this certificate, the Holder acknowledges and agrees that:

(1)

The Holder will only sell the Warrants and the Warrant Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act;

(2)

The Corporation will refuse to register any transfer of the Warrants and the Warrant Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration;

(3)

The Holder will not engage in hedging transactions except in accordance with the Securities Act;

(4)

The Holder is not entitled to any registration rights with respect to the Warrants or the Warrant Shares.

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CELL MEDX CORP.

Common Stock Purchase Warrant

Certificate <Warrant No>

All certificates representing the Warrant Shares will be endorsed with a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

In addition, the Holder will comply with all other applicable securities legislation in addition to the Securities Act to which the Holder is subject in selling or transferring any Warrants or Warrant Shares and the Corporation may refuse to register any sale or transfer not in compliance with such other securities legislation.

THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES AND WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.

11.

Canadian Securities Matters

By acceptance of this certificate, the Holder acknowledges and agrees that the Company is an “OTC reporting issuer” as that term is defined in MI 51-105, and that the Warrant Shares will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Holder further acknowledges and agrees that the Warrants and the Warrant Shares may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105, the Holder will, and will cause its Affiliates to, comply with such conditions in making any trade of the Warrants or Warrant Shares in or from a jurisdiction in Canada and the Company will refuse to register any transfer of the Warrants or Warrant Shares made in connection with a trade of such securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.  Notwithstanding the generality of the forgoing, as of the date hereof, MI 51-105 generally provides that securities may not be traded in or from a jurisdiction in Canada unless the following conditions have been met:

(1)

A four month period has passed from the later of (i) the date that the Company distributed the securities, and (ii) the date the securities were distributed by a control person of the Company;

(2)

If the person trading the securities is a control person of the Company, such person has held the securities for at least 6 months;

(3)

The number of securities that the person proposes to trade, plus the number of securities of the same class that such person has traded in the preceding 12 months, does not exceed 5% of the Company’s outstanding securities of the same class;

(4)

The trade is made through an investment dealer registered in a jurisdiction in Canada;

(5)

The investment dealer executes the trade through any of the over-the-counter markets in the United States;

(6)

There has been no unusual effort made to prepare the market or create a demand for the securities;

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CELL MEDX CORP.

Common Stock Purchase Warrant

Certificate <Warrant No>

(i)

No extraordinary commission or other consideration is paid to a person for the trade;

(7)

If the person trading the securities is an insider of the Company, the person reasonably believes that the Company is not in default of securities legislation; and

(8)

All certificates representing the securities bear the Canadian restrictive legend set out in Section 13(1) of MI 51-105.

By acceptance of this certificate, the Holder represents and warrants to the Company that it is a resident of the jurisdiction set forth in the Holder’s address above, that it does not presently intend to trade the Warrants or the Warrant Shares in or from a jurisdiction in Canada.  If, after the date hereof, the Holder does intend to trade the Warrants or Warrant Shares in or from a jurisdiction in Canada, it will, prior to any such trade, re-submit all certificates representing the Warrant Shares to the Corporation for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates.

12.

No Short Sales

By acceptance of this certificate, the Holder hereby agrees that it shall not, and shall not permit any Affiliate of the Holder to:

(a)

Engage in any short sales of any shares of any class of the Company’s capital stock;

(b)

Cause any other person, entity or group to engage in any short sales of any shares of any class of the Company’s capital stock; or

(c)

Otherwise act in concert, or in common enterprise, with any other person, entity or group with respect to engaging in short sales of any shares of any class of the Company’s common stock.

13.

Payment of Taxes

The Corporation shall not be required to pay any tax or other charge imposed in connection with the exercise of this Warrant or a permissible transfer involved in the issuance of any certificate for shares issuable under this Warrant in the name other than that of the Holder, and in any such case, the Corporation shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Corporation’s satisfaction that no such tax or other charge is due.

14.

Notices

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) by personal delivery or telecopy, or (ii) one business day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

CORPORATION:	CELL MEDX CORP.
Attention: Yanika Silina, CFO
123 W. Nye Ln, Suite 446
Carson City, NV 89706

HOLDER:	<NAME>
<Address>
<Address2>

5

CELL MEDX CORP.

Common Stock Purchase Warrant

Certificate <Warrant No>

15.

Governing Law

This Warrant shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts to be made and performed entirely within the State of Nevada.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed and delivered by its duly authorized officer.

CELL MEDX CORP.

by its authorized signatory:

__________________________________________

Name:

Title:

6

CELL MEDX CORP.

Common Stock Purchase Warrant

Certificate <Warrant No>

SUBSCRIPTION FORM

TO:

CELL MEDX CORP.

A Nevada Corporation (the “Corporation”)

Dear Sirs:

The undersigned (the “Subscriber”) hereby exercises the right to purchase and hereby subscribes for shares of the common stock of Cell MedX Corp. (the “Warrant Shares”) referred to in the Common Stock Purchase Warrant Certificate <Warrant No.> surrendered herewith according to the terms and conditions thereof and herewith makes payment by cash, certified check or bank draft of the purchase price in full for the Shares in accordance with the Warrant.

Please issue a certificate for the shares being purchased as follows in the name of the Subscriber:

NAME:
(Please Print)

ADDRESS:

The Subscriber represents and warrants to the Corporation that:

(a)

The Subscriber has not offered or sold the Warrant Shares within the meaning of the United States Securities Act of 1933 (the “Securities Act”);

(b)

The Subscriber is acquiring the Warrant Shares for its own account for investment, with no present intention of dividing my interest with others or of reselling or otherwise disposing of all or any portion of the same;

(c)

The Subscriber does not intend any sale of the Warrant Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

(d)

The Subscriber has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Warrant Shares;

(e)

The Subscriber is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Warrant Shares;

(f)

The Warrant Shares were offered to the Subscriber in direct communication between the Subscriber and the Corporation and not through any advertisement of any kind;

(g)

The Subscriber has the financial means to bear the economic risk of the investment which it hereby agrees to make;

(h)

This subscription form will also confirm the Subscriber’s agreement as follows:

(i)

The Subscriber will only sell the Warrant Shares in accordance with the provisions of Regulation S of the Securities Act pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act, and in each case in compliance with the applicable securities laws of each state of the United States;

7

CELL MEDX CORP.

Common Stock Purchase Warrant

Certificate <Warrant No>

(ii)

The Corporation will refuse to register any transfer of the Warrant Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration;

(iii)

The Subscriber will not engage in hedging transactions except in accordance with the Securities Act;

(iv)

The Subscriber has no right to require the Corporation to register the Warrant Shares under the Securities Act;

(v)

The certificates representing the Warrant Shares will be endorsed with a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(i)

The Subscriber is not a U.S. Person, as defined in Regulation S of the Securities Act, and was not in the United States at the time the Warrants were exercised.

(j)

The Subscriber acknowledges and agrees that the Corporation is an “OTC reporting issuer” as that term is defined in Canadian Multilateral Instrument MI 51-105 - Issuers Quoted in the U.S. Over-the-Counter Markets of the Canadian Securities Administrators (“MI 51-105”), and that the Warrant Shares will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Subscriber further acknowledges and agrees that the  Warrant Shares may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105, the Subscriber comply with such conditions in making any trade of the Warrant Shares in or from a jurisdiction in Canada and the Corporation will refuse to register any transfer of the Warrant Shares made in connection with a trade of such securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.

(j)

The Subscriber represents and warrants to the Corporation that it is a resident of the jurisdiction set forth in the address provided below, that it does not presently intend to trade the Warrant Shares in or from a jurisdiction in Canada. If, after the date hereof, the Subscriber does intend to trade the Warrant Shares in or from a jurisdiction in Canada, it will, prior to any such trade, re-submit all certificates representing the Warrant Shares to the Corporation for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates

Please deliver a warrant certificate in respect of the common shares referred to in the warrant certificate surrendered herewith but not presently subscribed for, to the Subscriber.

DATED this _______  day of ____________________________, __________

Signature of Subscriber:
Name of Subscriber:
Address of Subscriber:

8

SCHEDULE “C”

CREDIT LINE AGREEMENT

DATED DECEMBER 27, 2018

FORM OF WARRANT CERTIFICATE

ADDITIONAL WARRANTS

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES AND WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

CELL MEDX CORP.

A NEVADA CORPORATION

COMMON STOCK PURCHASE

WARRANT CERTIFICATE NUMBER <Warrant No.>

<EFFECTIVE DATE>

1.

Issuance

THIS IS TO CERTIFY THAT, for value received, <Name> of <Address> (the “Holder”), shall have the right to purchase from CELL MEDX CORP., a Nevada corporation (the “Corporation”), <Number of Shares>  (<Number of Shares, written out>) fully paid and non-assessable shares of the Corporation’s common stock (the “Common Stock”), subject to further adjustment as set forth in Section 4 hereof, at an exercise price of $<Price> per share (the "Exercise Price") any time until 5:00 P.M., Pacific time, on the <Expiry Date> (the “Expiration Date”), provided however that the Corporation shall be entitled to accelerate the expiry of this Warrant to the date that is 10 days following the date a notice is provided to the holder (the “Notice”) announcing the accelerated Expiry Date in the event that the Corporation closes a private placement financing at a minimum $<Price> per share prior to <Expiry Date> (an “Acceleration Event”). If an Acceleration Event occurs and the Corporation wishes to accelerate the Expiry Date on the foregoing terms, the Corporation must provide a written notice to the Holder no later than 5 business days from the date of an Acceleration Event. In the event of an acceleration of the Expiry Date in accordance with the foregoing, all references to Expiry Date shall be deemed modified accordingly.

2.

Terms Subject to Credit Line Agreement

This Warrant is subject to the terms and conditions set out in that credit line agreement between the Corporation and Richard Norman Jeffs (the “Lender”) dated effective as of <Effective Date>, as may be amended from time to time by the parties thereto (the “Credit Line Agreement”), which terms and conditions are incorporated by reference herein. In the event that the provisions of this Warrant are inconsistent or conflict with the terms and conditions set out in the Credit Line Agreement, the terms and conditions of the Credit Line Agreement shall govern and be binding upon the Company and the Holder. Unless otherwise defined herein, capitalized terms used in this Warrant shall have the meaning set forth in the Credit Line Agreement. A copy of the Credit Line Agreement, including, without limitation, any and all amendments thereto, may be obtained by the Holder from the Company.

CELL MEDX CORP.

Common Stock Purchase Warrant

Certificate <Warrant Number>

3.

Warrant Non-Transferrable

This Warrant shall be not be transferrable except with the prior written consent of the Corporation (which consent may be withheld or delayed for any or no reason as determined by the Corporation in its sole and absolute discretion).  Notwithstanding the forgoing, the Holder shall be permitted to transfer the Warrants to an Affiliate of the Lender without the prior consent of the Corporation, provided that such transfer is completed in a transaction or as part of a series of transactions that does not require registration under the Securities Act or any applicable state securities laws and the Lender provides the Corporation with an opinion of legal counsel to such effect, which opinion shall be of substance and form, and such legal counsel shall be of such standing, as is reasonably satisfactory to the Corporation.

4.

Exercise of Warrants

This Warrant is exercisable in whole or in partial allotments of no less than 1,000 shares at the Exercise Price per Share payable hereunder, payable in cash or by certified or official bank check.  Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the Shares purchased, the Holder shall be entitled to receive a certificate or certificates for the Shares so purchased.

5.

Reservation of Shares

The Corporation hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of Shares as shall be required for issuance upon exercise of this Warrant (the “Warrant Shares”).

6.

Mutilation or Loss of Warrant

Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Corporation will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

7.

Rights of the Holder

The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Corporation, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Corporation except to the extent set forth herein.

8.

Protection Against Dilution

The Exercise Price and the number of shares which can be purchased by the Holder upon the exercise of this Warrant shall be subject to adjustment in the events and in the manner following:

(1)

If and whenever the shares at any time outstanding shall be, subdivided into a greater or consolidated into a lesser, number of shares, the Exercise Price shall be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation, the number of shares which can be purchased upon the exercise of this warrant certificate shall be increased or decreased proportionately as the case may be.

(2)

In case of any capital reorganization or of any reclassification of the capital of the Corporation or in case of the consolidation, merger or amalgamation of the Corporation with or into any other company, this Warrant shall after such capital reorganization, reclassification of capital, consolidation, merger or amalgamation confer the right to purchase the number of shares or other securities of the Corporation or of the Corporation resulting from such capital reorganization,

CELL MEDX CORP.

Common Stock Purchase Warrant

Certificate <Warrant Number>

reclassification, consolidation, merger or amalgamation, as the case may be, to which the Holder of the shares deliverable at the time of such capital reorganization, reclassification of capital, consolidation, merger or amalgamation, upon the exercise of this Warrant would have been entitled.  On such capital reorganization, reclassification, consolidation, merger or amalgamation appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder of this Warrant so that the provisions set forth herein shall thereafter be applicable as nearly as may reasonably be in relation to any shares or other securities thereafter deliverable on the exercise of this Warrant.

(3)

The rights of the Holder evidenced hereby are to purchase shares prior to or on the date set out on the face of this Warrant.  If there shall, prior to the exercise of any of the rights evidenced hereby, be any reorganization of the authorized capital of the Corporation by way of consolidation, merger, subdivision, amalgamation or otherwise, or the payment of any stock dividends, then there shall automatically be an adjustment in either or both of the number of shares which may be purchased pursuant hereto or the price at which such shares may be purchased so that the rights evidenced hereby shall thereafter as reasonably as possible be equivalent to those originally granted hereby. The Corporation shall have the sole and exclusive power to make such adjustments as it considers necessary and desirable.

(4)

The adjustments provided for herein in the subscription rights represented by this Warrant are cumulative.

9.

Transfer to Comply with the Securities Act and Other Applicable Securities Legislation

This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) and have been issued to the Holder pursuant to Regulation S of the Securities Act on the representations of the Holder in a subscription agreement executed by the Holder in favor of the Corporation.  Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act relating to such security or an opinion of counsel reasonably satisfactory to the Corporation that registration is not required under the Securities Act.  Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Corporation, setting forth the restrictions on transfer contained in this Section.  The Holder understands that this Warrant and the Warrants Shares constitute “restricted securities” as defined in Rule 144.  By acceptance of this certificate, the Holder acknowledges and agrees that:

(1)

The Holder will only sell the Warrants and the Warrant Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act;

(2)

The Corporation will refuse to register any transfer of the Warrants and the Warrant Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration;

(3)

The Holder will not engage in hedging transactions except in accordance with the Securities Act;

(4)

The Holder is not entitled to any registration rights with respect to the Warrants or the Warrant Shares.

CELL MEDX CORP.

Common Stock Purchase Warrant

Certificate <Warrant Number>

All certificates representing the Warrant Shares will be endorsed with a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

In addition, the Holder will comply with all other applicable securities legislation in addition to the Securities Act to which the Holder is subject in selling or transferring any Warrants or Warrant Shares and the Corporation may refuse to register any sale or transfer not in compliance with such other securities legislation.

THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES AND WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.

10.

Canadian Securities Matters

By acceptance of this certificate, the Holder acknowledges and agrees that the Company is an “OTC reporting issuer” as that term is defined in MI 51-105, and that the Warrant Shares will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Holder further acknowledges and agrees that the Warrants and the Warrant Shares may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105, the Holder will, and will cause its Affiliates to, comply with such conditions in making any trade of the Warrants or Warrant Shares in or from a jurisdiction in Canada and the Company will refuse to register any transfer of the Warrants or Warrant Shares made in connection with a trade of such securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.  Notwithstanding the generality of the forgoing, as of the date hereof, MI 51-105 generally provides that securities may not be traded in or from a jurisdiction in Canada unless the following conditions have been met:

(1)

A four month period has passed from the later of (i) the date that the Company distributed the securities, and (ii) the date the securities were distributed by a control person of the Company;

(2)

If the person trading the securities is a control person of the Company, such person has held the securities for at least 6 months;

(3)

The number of securities that the person proposes to trade, plus the number of securities of the same class that such person has traded in the preceding 12 months, does not exceed 5% of the Company’s outstanding securities of the same class;

(4)

The trade is made through an investment dealer registered in a jurisdiction in Canada;

(5)

The investment dealer executes the trade through any of the over-the-counter markets in the United States;

CELL MEDX CORP.

Common Stock Purchase Warrant

Certificate <Warrant Number>

(6)

There has been no unusual effort made to prepare the market or create a demand for the securities;

(i)

No extraordinary commission or other consideration is paid to a person for the trade;

(7)

If the person trading the securities is an insider of the Company, the person reasonably believes that the Company is not in default of securities legislation; and

(8)

All certificates representing the securities bear the Canadian restrictive legend set out in Section 13(1) of MI 51-105.

By acceptance of this certificate, the Holder represents and warrants to the Company that it is a resident of the jurisdiction set forth in the Holder’s address above, that it does not presently intend to trade the Warrants or the Warrant Shares in or from a jurisdiction in Canada.  If, after the date hereof, the Holder does intend to trade the Warrants or Warrant Shares in or from a jurisdiction in Canada, it will, prior to any such trade, re-submit all certificates representing the Warrant Shares to the Corporation for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates.

11.

No Short Sales

By acceptance of this certificate, the Holder hereby agrees that it shall not, and shall not permit any Affiliate of the Holder to:

(a)

Engage in any short sales of any shares of any class of the Company’s capital stock;

(b)

Cause any other person, entity or group to engage in any short sales of any shares of any class of the Company’s capital stock; or

(c)

Otherwise act in concert, or in common enterprise, with any other person, entity or group with respect to engaging in short sales of any shares of any class of the Company’s common stock.

12.

Payment of Taxes

The Corporation shall not be required to pay any tax or other charge imposed in connection with the exercise of this Warrant or a permissible transfer involved in the issuance of any certificate for shares issuable under this Warrant in the name other than that of the Holder, and in any such case, the Corporation shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Corporation’s satisfaction that no such tax or other charge is due.

13.

Notices

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) by personal delivery or telecopy, or (ii) one business day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

CORPORATION:	CELL MEDX CORP.
Attention: Yanika Silina, CFO
123 W. Nye Ln, Suite 446
Carson City, NV 89706

HOLDER:	<NAME>
<Address>
<Address2>

CELL MEDX CORP.

Common Stock Purchase Warrant

Certificate <Warrant Number>

15.

Governing Law

This Warrant shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts to be made and performed entirely within the State of Nevada.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed and delivered by its duly authorized officer.

CELL MEDX CORP.

by its authorized signatory:

__________________________________________

Name:

Title:

CELL MEDX CORP.

Common Stock Purchase Warrant

Certificate <Warrant Number>

SUBSCRIPTION FORM

TO:

CELL MEDX CORP.

A Nevada Corporation (the “Corporation”)

Dear Sirs:

The undersigned (the “Subscriber”) hereby exercises the right to purchase and hereby subscribes for shares of the common stock of Cell MedX Corp. (the “Warrant Shares”) referred to in the Common Stock Purchase Warrant Certificate <Warrant No.> surrendered herewith according to the terms and conditions thereof and herewith makes payment by cash, certified check or bank draft of the purchase price in full for the Shares in accordance with the Warrant.

Please issue a certificate for the shares being purchased as follows in the name of the Subscriber:

NAME:
(Please Print)

ADDRESS:

The Subscriber represents and warrants to the Corporation that:

(a)

The Subscriber has not offered or sold the Warrant Shares within the meaning of the United States Securities Act of 1933 (the “Securities Act”);

(b)

The Subscriber is acquiring the Warrant Shares for its own account for investment, with no present intention of dividing my interest with others or of reselling or otherwise disposing of all or any portion of the same;

(c)

The Subscriber does not intend any sale of the Warrant Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

(d)

The Subscriber has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Warrant Shares;

(e)

The Subscriber is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Warrant Shares;

(f)

The Warrant Shares were offered to the Subscriber in direct communication between the Subscriber and the Corporation and not through any advertisement of any kind;

(g)

The Subscriber has the financial means to bear the economic risk of the investment which it hereby agrees to make;

(h)

This subscription form will also confirm the Subscriber’s agreement as follows:

(i)

The Subscriber will only sell the Warrant Shares in accordance with the provisions of Regulation S of the Securities Act pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act, and in each case in compliance with the applicable securities laws of each state of the United States;

CELL MEDX CORP.

Common Stock Purchase Warrant

Certificate <Warrant Number>

(ii)

The Corporation will refuse to register any transfer of the Warrant Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration;

(iii)

The Subscriber will not engage in hedging transactions except in accordance with the Securities Act;

(iv)

The Subscriber has no right to require the Corporation to register the Warrant Shares under the Securities Act;

(v)

The certificates representing the Warrant Shares will be endorsed with a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(i)

The Subscriber is not a U.S. Person, as defined in Regulation S of the Securities Act, and was not in the United States at the time the Warrants were exercised.

(j)

The Subscriber acknowledges and agrees that the Corporation is an “OTC reporting issuer” as that term is defined in Canadian Multilateral Instrument MI 51-105 - Issuers Quoted in the U.S. Over-the-Counter Markets of the Canadian Securities Administrators (“MI 51-105”), and that the Warrant Shares will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Subscriber further acknowledges and agrees that the  Warrant Shares may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105, the Subscriber comply with such conditions in making any trade of the Warrant Shares in or from a jurisdiction in Canada and the Corporation will refuse to register any transfer of the Warrant Shares made in connection with a trade of such securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.

(j)

The Subscriber represents and warrants to the Corporation that it is a resident of the jurisdiction set forth in the address provided below, that it does not presently intend to trade the Warrant Shares in or from a jurisdiction in Canada. If, after the date hereof, the Subscriber does intend to trade the Warrant Shares in or from a jurisdiction in Canada, it will, prior to any such trade, re-submit all certificates representing the Warrant Shares to the Corporation for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates

Please deliver a warrant certificate in respect of the common shares referred to in the warrant certificate surrendered herewith but not presently subscribed for, to the Subscriber.

DATED this _______ day of ____________________________, __________

Signature of Subscriber:
Name of Subscriber:
Address of Subscriber:

SCHEDULE “D”

CREDIT LINE AGREEMENT

DATED DECEMBER 27, 2018

ACCREDITED INVESTOR CONFIRMATION

CANADIAN ACCREDITED INVESTOR CONFIRMATION

(For Subscribers who are Canadian accredited investors)

In connection with the subscription by the undersigned subscriber (the “Subscriber”) for securities of CELL MEDX CORP. (the “Company”) certifies to the Company that the Subscriber is an “accredited investor” as defined in Canadian National Instrument 45-106 - Prospectus and Registration Exemptions by virtue of falling into one or more of the following categories(please initial the appropriate box below):

(Initials)
_____	(a)	except in Ontario, a Canadian financial institution, or a Schedule III bank,

_____	(b)	except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

_____	(c)

except in Ontario, a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

_____	(d)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

_____	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

_____	(e.1)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

_____	(f)	except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

_____	(g)

except in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

_____	(h)	except in Ontario, any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

_____	(i)

except in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada,

_____	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CAD$1,000,000,

_____	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CAD$5,000,000,

_____	(k)

an individual whose net income before taxes exceeded CAD$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CAD$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

_____	(l)	an individual who, either alone or with a spouse, has net assets of at least CAD$5,000,000,

_____	(m)	a person, other than an individual or investment fund, that has net assets of at least CAD$5,000,000 as shown on its most recently prepared financial statements,

_____	(n)

an investment fund that distributes or has distributed its securities only to:

(i)   a person that is or was an accredited investor at the time of the distribution,

(ii)  a person that acquires or acquired securities in the circumstances referred to in NI 45-106 sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds], or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under NI 45-106 section 2.18 [Investment fund reinvestment],

_____	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

_____	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

_____	(q)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

_____	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

_____	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

_____	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

_____	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

_____	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor, or

_____	(w)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse;

Persons described in paragraphs (j), (k) or (l) above must complete Schedule “A” - Risk Acknowledgement Form.

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The Subscriber represents and warrants that the certifications made in this certificate are true and accurate as of the date hereof and will be true and accurate as of the date of closing of the purchase of the securities from the Company.  If any such representations, warranties or certifications becomes untrue or inaccurate prior to closing, the undersigned Subscriber will give the Company immediate written notice thereof.

The Subscriber acknowledges that the Company will be relying on this certificate in connection with the sale of securities of the Company to the Subscriber.  The statements made in this certificate are true.

Dated _________________________, 2018.

Signature of Subscriber:

Name of Subscriber:

Authorized Signatory of Subscriber (if Corporate Subscriber):

Address of Subscriber:

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SCHEDULE “A”

RISK ACKNOWLEDGEMENT FORM

Form 45-106F9

Form for Individual Accredited Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Units (each Unit consists of one common share and one share purchase warrant)	Issuer: CELL MEDX CORP.
Purchased from: [Instruction: Indicate whether securities are purchased from the issuer or a selling security holder.] CELL MEDX CORP.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss - You could lose your entire investment of $___________ . [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk - You may not be able to sell your investment quickly - or at all.
Lack of information - You may receive little or no information about your investment.

Lack of advice - You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials

·

Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

·

Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

4

· Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
· Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

For investment in a non-investment fund

CELL MEDX CORP.

123 W. Nye Ln, Suite 446

Carson City, NV 89706

Attention: Yanika Silina, Chief Financial Officer

Tel: (844) 238-2692

Email:  info@cellmedx.com

Website:  www.cellmedx.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.

This form does not mandate the use of a specific font size or style but the font must be legible.

2.

The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

3.

The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

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